NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II

SUPPLEMENT DATED May 16, 2001

TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

This supplement supercedes any previous supplements.

On May 11, 2001, American General Corporation, the parent of The Variable Annuity Life Insurance Company and American General Distributors, Inc., respectively the investment adviser and underwriter to North American Funds Variable Product Series II, announced that it had terminated its previously announced merger agreement with London-based Prudential plc, and concurrently agreed to be acquired by American International Group, Inc. American International Group, Inc. is one of the world's leading insurance and financial services organizations, and is the largest underwriter of commercial and industrial insurance in the United States. It is currently anticipated that the transaction, which is subject to approval by American General Corporation shareholders, regulatory approvals and other customary conditions, will close by the end of 2001.

Other Prospectus Changes:

Page 32, Investment Sub-Adviser:

Effective May 1, 2001, the subadviser is SSgA Funds Management, Inc.

Page 43, State Street Bank & Trust Company/State Street Global Advisors:

Change references from State Street Global Advisors to SSgA Funds Management, Inc.

Background on SSgA Funds Management, Inc.:

As a result of the Gramm-Leach-Bliley Act, enacted in 2000, banks which advise registered investment companies are no longer exempt from registration under the Investment Advisors Act of 1940. Therefore, effective May 1, 2001, State Street Global Advisors ("SSgA"), the investment subadviser for the North American - State Street Large Cap Value Fund, created a new corporation, SSgA Funds Management, Inc. ("Funds Management"), to provide investment advisory services to registered investment companies. This is purely an internal reorganization in response to the new law and does not affect the service to the Fund. All of the same personnel who currently service the Fund, including portfolio managers, operations, client service and compliance personnel, will continue to serve the Fund in their new capacities as employees of Funds Management.

VA 10832-C